                                                                  EXHIBIT 10.2

                      NAVIGATION TECHNOLOGIES CORPORATION

                             1988 STOCK OPTION PLAN

                           Adopted December 18, 1987
                             Amended April 2, 1990
                           Amended December 13, 1993
                              Amended July 7, 1994
                           Amended September 29, 1994
                           Amended November 30, 1994

1.   PURPOSE
     -------
     (a) The purpose of the Plan is to provide a means by which selected employees, consultants, officers and directors (if declared eligible under paragraph 4) of Navigation Technologies Corporation, a Delaware Corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), may be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code).

     (c) The Company, by means of the Plan, seeks to retain the services of persons now employed by or serving as employees, consultants, officers, directors or other service providers to the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the options issued under the Plan shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c), be either incentive stock options as that term is used in Section 422 of the Code ("Incentive Stock Options"), or options which do not qualify as incentive stock options ("Supplemental Stock Options"). All options shall be separately
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designated Incentive Stock Options or Supplemental Stock Options at the time of grant, and in such form as issued pursuant to paragraph 5, and a separate certificate or certificates shall be issued for shares purchased on exercise of each type of option. An option designated as a Supplemental Stock Option shall not be treated as an incentive stock option.

2.   ADMINISTRATION
     --------------

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board shall have the power, subject to, and within the limitations of the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted options; when and how the option shall be granted; whether the option will be an Incentive Stock Option or a Supplemental Stock Option; the provisions of each option granted (which need not be identical), including the time or times during the term of each option within which all or portions of such option may be exercised; and the number of shares for which an option shall be granted to each person.

          (ii) To construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan as provided in paragraph 10.

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     (c)  The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be disinterested persons, if required and as defined by the provisions of subparagraph 2(d). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and notwithstanding anything to the contrary contained herein, the Board may expressly determine that the requirement that the Committee be composed of two (2) members be waived and may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated.

     (d) The term "disinterested person," as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to subparagraph 2(c): (i) who is not at the time he or she exercises discretion in administering the Plan eligible and has not at any time within one year prior thereto been eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates; or (ii) who is otherwise considered to be a "disinterested person" in accordance with the rules, regulations or interpretations of the Securities and Exchange
Commission.

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Any such person shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

     (e) Any requirement that an administrator of the Plan be a "disinterested person" shall not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act.

3.   SHARES SUBJECT TO THE PLAN
     --------------------------

     (a) Subject to the provisions of paragraph 9 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Thirty-Five Million Seven Hundred Thousand (35,700,000) shares of the Company's common stock. If any options granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares bought on the market or otherwise.

     (c) An Incentive Stock Option may be granted to an eligible person under the Plan only if the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options (as defined in the Code) granted after 1986 are exercisable for the first time by such optionee during any calendar year under all incentive stock option plans of the Company and its Affiliates does not exceed One Hundred Thousand Dollars ($100,000). Should it be determined that an option granted under the Plan exceeds such maximum for any reason other than the failure of a good faith attempt to value the stock subject to the option, such option shall be considered a Supplemental Stock Option to the extent, but only to the extent, of such excess; provided, however, that should it be determined that an entire option or any portion thereof does not qualify for treatment as an incentive

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stock option by reason of exceeding such maximum, such option or the applicable portion shall be considered a Supplemental Stock Option.

4.   ELIGIBILITY
     -----------

     (a) Incentive Stock Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible to receive Incentive Stock Options unless such director is also an employee (including an officer) of the Company or any Affiliate. Supplemental Stock Options may be granted only to employees, consultants, officers, directors, or other service providers to the Company or its Affiliates.

     (b) Subject to the limitations contained elsewhere herein, no director of the Company who is not an employee of the Company or an Affiliate may be granted options to purchase more than one-half of one percent (0.5%) of the capital stock of the Company over any five-year period; and no director of the Company who is an employee of the Company or any Affiliate may be granted options to purchase more than five percent (5%) of the outstanding capital stock of the Company over any five-year period. The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. This subparagraph 4(b) shall not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act.

     (c) No person shall be eligible for the grant of an option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such stock at the date of grant and the term of the option does not exceed five (5) years from the date of grant.

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5.   OPTION PROVISIONS
     -----------------

     Each option shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate options need not be identical, but each option shall include (through incorporation of provisions hereof by reference in the option or otherwise) the substance of each of the following provisions:

     (a) The term of any option shall not be greater than ten (10) years from the date it was granted.

     (b) The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted. The exercise price of each Supplemental Stock Option shall be not less than eighty-five percent (85%) of the fair market value of the stock subject to the option on the date the option is granted.

     (c) The purchase price of stock acquired pursuant to an option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the option is granted or to whom the option is transferred pursuant to subparagraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee.

     Notwithstanding the foregoing, an option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock.

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Furthermore, no promissory note shall be permitted if an exercise using a promissory note would be a violation of any law.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement. The Board or Committee shall have the authority to permit or require the optionee to secure any promissory note used to exercise an option with the shares of stock acquired on exercise of the option and/or with other collateral acceptable to the Company.

     Unless otherwise provided by the Board or the Committee, in the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

     (d) An option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person.

     (e) The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments (which may, but need not, be equal). From time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option was not fully exercised. During the remainder of

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the term of the option (if its term extends beyond the end of the installment periods), the option may be exercised from time to time with respect to any shares then remaining subject to the option. The vesting provisions of individual options may vary but in each case will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the option. The provisions of this subparagraph 5(e) are subject to any option provisions governing the minimum number of shares as to which an option may be exercised.

     (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 5(d), as a condition of exercising any such option, (1) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock.
These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by the Company that such requirement need not be met in the circumstances under the then applicable securities laws.

     (g) An option shall terminate three (3) months after termination of the optionee's employment or relationship as a director or consultant with the Company or an Affiliate, unless (i) termination is due

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to such person's disability, in which case the option may be exercised within one (1) year following such termination of employment or relationship as a director or consultant (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the option); or (ii) the optionee dies while in the employ of or while serving as a director or consultant to the Company or an Affiliate, or not more than three (3) months after termination of such relationship, in which case the option may be exercised within eighteen (18) months following the death of the optionee (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the option) by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution; or (iii) the optionee commits an act of Misconduct (defined in subparagraph 5(h) below), in which case the option shall immediately terminate as of and at the time of such act, and the shares covered by the unexercised portion of such option shall revert to the Plan, or if this option has been exercised subsequent to such Misconduct and the optionee has received shares of the Company's common stock, the Company may, within ninety (90) days after the Board or the Company's chief executive officer has knowledge of the act of Misconduct, (A) rescind such exercise and recover such shares issued to optionee upon returning to optionee the exercise price for such shares or (B) if the optionee has sold such shares, recover from optionee the net proceeds from the sale of such shares less the exercise price and plus interest on such difference at 8% per annum from the exercise date to the date such difference is paid by optionee to the Company; or (iv) the option by its terms specifies either (A) that it shall terminate sooner than three (3) months after termination of the optionee's employment or relationship as a director or consultant, but, except as stated above in subparagraph 5(g)(iii), no less than thirty (30) days thereafter, or (B) that it may be exercised more than three (3) months after termination of such relationship with the Company or an Affiliate. This subparagraph 5(g) shall not be construed to extend the term of any option or to permit

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anyone to exercise the option after expiration of its term, nor shall it be construed to increase the number of shares as to which any option is exercisable from the amount exercisable on the date of termination of the optionee's employment or relationship as a director or consultant.

     (h)  "Misconduct" means the commission of any act affecting employment
           ----------
which involves (1) dishonesty, fraud or criminal conduct by optionee, (2) optionee's knowing and willful violation of a material Company written policy or a lawful direction by an authorized executive officer or the Board, (3) optionee's engaging in any activity in competition with the Company or its Affiliates in a material manner (excluding a less than 5% investment in any public company), or (4) optionee's knowing unauthorized disclosure of confidential material, proprietary information or trade secrets of the Company.

     (i) The option may, but need not, include a provision whereby the optionee may elect at any time during the term of his or her employment or relationship as a director or consultant with the Company or any Affiliate to exercise the option as to any part or all of the shares subject to the option prior to the stated vesting date of the option or of any installment or installments specified in the option. Any shares so purchased from any unvested installment or option may be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board or the Committee determines to be appropriate; provided, however, that (i) the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five
(5) years from the date the option was granted, and (ii) such right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a director or consultant, or (B) such longer period as may be agreed to by the Company and the optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's fair market value if the original purchase price is less than the stock's fair market value.

     (j) The option may, but need not, include a provision whereby any tax withholding obligation of the Company, whether federal, state or local arising by reason of the exercise of an option, the lapse of a substantial risk of forfeiture with respect to shares acquired upon such exercise, or the disposition of shares acquired upon such exercise may be satisfied by the retention by the Company of shares otherwise issuable by reason of the exercise of the option.

     (k) Options granted to directors of the Company (i) must be granted at or above the fair market price of the underlying stock on the date of grant; (ii) shall not be exercisable for at least one year following the date of grant; and
(iii) shall only be exercised during the period commencing with the third business day and ending on the eighteenth business day following the Company's release of quarterly or annual financial information; provided, however, that such restriction on exercise shall not apply (A) after a person ceases to be a director of the Company or an affiliate or (B) in the event of a change in control of the Company. The provisions of this subparagraph 5(j) shall not apply prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act.

     (l) The option may, but need not, include a provision granting the Company the right to purchase any options and/or shares issued upon exercise of options proposed to be sold or otherwise transferred by an optionee.

6.   COVENANTS OF THE COMPANY
     ------------------------
     (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options unless and until such authority is obtained.

7.   USE OF PROCEEDS FROM STOCK
     --------------------------
     Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

8.   MISCELLANEOUS
     -------------

     (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 5(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

     (b) Throughout the term of any option granted pursuant to the Plan, the Company shall deliver to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the bylaws of the Company.

     (c) Nothing in the Plan or any instrument executed or option granted pursuant thereto shall confer upon any eligible employee or optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a consultant or director) or shall affect the right of the Company or any Affiliate to terminate the employment or directorship of any eligible employee or optionee with or without cause.

     (d) The Board or the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of options, the cancellation of any outstanding options and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of common stock, but having an exercise price per share not less than eighty-five percent (85%) of the fair market value (one hundred percent (100%) of the fair market value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) stockholder (as defined in subsection 4(c)), not less than one hundred and ten percent (110%) of the fair market value) per share of Common Stock on the new grant date.

9.   ADJUSTMENTS UPON CHANGES IN STOCK
     ---------------------------------

     (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(e's) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

     (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise then to the extent permitted by applicable law: (i) any surviving corporation shall assume any options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or (ii) such options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such options, or to substitute similar options for those outstanding under the Plan, then, such options shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any options outstanding under the plan shall terminate if not exercised prior to such event.

10.  AMENDMENT OF THE PLAN
     ---------------------

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 9 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the vote or written consent of the holders of the outstanding shares of the company entitled to vote, to the degree necessary under applicable laws to obtain incentive stock option treatment under Section 422 of the Code, within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares reserved for options under the Plan;
          (ii) Modify the requirements as to eligibility for participation in the Plan; or
          (iii) Materially increase the benefits accruing to participants under the Plan.

     (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee incentive stock options and/or to bring the Plan and/or incentive stock options granted under it into compliance therewith.

     (c) Rights and obligations under any option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

11.  ARBITRATION
     -----------

     Each stock option agreement shall contain a provision submitting to arbitration all claims, disputes, or controversies arising out of, relating to, or in connection with such stock option agreement.


12.  TERMINATION OR SUSPENSION OF THE PLAN
     -------------------------------------

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.


13.  EFFECTIVE DATE OF PLAN
     ----------------------

     The Plan shall become effective as determined by the Board, but no options granted under the Plan shall be exercised unless and until the Plan has been approved by the vote of the holders of a majority of the outstanding shares of the Company entitled to vote, or by the written consent of the holders of the outstanding shares of the Company entitled to vote to the extent necessary under applicable laws to obtain incentive stock option treatment under Section 422 of the Code, and if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                                            IT IS UNLAWFUL TO CONSUMMATE A SALE
                                            OR TRANSFER OF THIS SECURITY, OR ANY
                                            INTEREST THEREIN, OR TO RECEIVE ANY
                                            CONSIDERATION THEREFOR, WITHOUT THE
                                            PRIOR WRITTEN CONSENT OF THE
                                            COMMISSIONER OF CORPORATIONS OF
                                            THE STATE OF CALIFORNIA, EXCEPT AS
                                            PERMITTED IN THE COMMISSIONER'S
                                            RULES.



                             INCENTIVE STOCK OPTION



Optionee:

     Navigation Technologies Corporation (the "Company"), pursuant to its 1988 Stock Option Plan (the "Plan") has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the company ("Common Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     The details of your options are as follows:

     1. The total number of shares of Common Stock subject to this option is [__________]. Subject to the limitations contained herein, six forty-eighths (6/48ths) of the Common Stock subject to this option shall vest on January 1, 1997 and one forty-eighth (1/48th) of this option shall vest on the first day of each month thereafter, rounded down to the nearest whole share. All or part of the vested portion of this option may be exercised at any time subject to the limitations set forth on sections 3 and 5 hereof.

     2. (a) The exercise price of this option is [__________] per share, being not less than fair market value of the common Stock on the date of grant of this option.

          (b) Payment of the exercise price per share is due in full in cash upon exercise of all or any part of each installment which has become exercisable by you.

     3. The minimum number of shares with respect to which this option may be exercised at any one time is one hundred (100), except (a) as to an installment subject to exercise, as set forth in paragraph 1, which amounts to fewer than one hundred (100) shares, in which case, as to the exercise of that installment, the number of shares in such installment shall be the minimum number of shares, and (b) with respect to the final exercise of this option this paragraph 3 shall not apply.

     4. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act"), or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

     5. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on [__________] (which date shall be no more than ten (10) years from the date this option is granted). This option shall terminate prior to the expiration of its term three (3) months after the termination of your employment with the Company or an affiliate of the Company (as defined in the Plan) for any reason or for no reason unless (a) such termination of employment is due to your voluntary termination, in which event the option shall terminate thirty (30) days after the termination of your employment with the Company; or (b) such termination of employment is due to your permanent and total disability (within the meaning of Section 22(e)(3) of the Code), in which event the option shall terminate on the earlier of the termination date set forth above or one (1) year following such termination of employment; or (c) such termination of employment is due to your death, in which event the option shall terminate on the earlier of the termination date set forth above or eighteen (18) months after your death; or (d) optionee commits an act of Misconduct (as defined in the Plan), in which case the option shall terminate immediately as of and at the time of such act of Misconduct and the shares covered by such option shall revert to the Plan or if the option has been exercised subsequent to such Misconduct, the Company may, within ninety (90) days after the Board or the Company's chief executive officer has knowledge of the act of Misconduct, (A) rescind such exercise and recover the shares issued to optionee upon returning to optionee the exercise price for such shares or (B) if optionee has already disposed of such shares, recover from optionee the net proceeds from the sale of such shares less the exercise price and including interest on the difference between the sales proceeds and the exercise price at a rate of eight percent (8%) per annum from the exercise date until the date such difference is paid by optionee to the Company, or (e) during any part of such three (3) month period or lesser applicable period provided above the option is not exercisable solely because of the condition set forth in paragraph 4 above, in which event the option shall not terminate, except as provided in (d) above, until the earlier of the termination date set forth above or until it shall have been exercisable for an aggregate period of three (3) months or such lesser applicable period after the termination of employment; or (f) exercise of the option within three (3) months or a lesser applicable period after termination of your employment with the Company or with an affiliate would result in liability under section 16(b) of the Securities Exchange Act of 1934, in which case, unless (d) above is applicable, the option will terminate on the earlier of (i) the tenth (10th) day after the last date upon which exercise would result in such liability or (ii) six (6) months and ten (10) days after the termination of your employment with the Company or an affiliate. However this option may be exercised following termination of employment only as to that number of shares as to which it was exercisable on the date of termination of employment under the provisions of paragraph 1 of this option.

     6. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subparagraph 5(f) of the Plan.

          (b) As a condition to the issuance of shares upon exercise of this option the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of your exercise of this option or the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise. The form of payment shall be in cash or, with the consent of the Company, in other common stock of the Company including shares otherwise issuable by reason of the exercise of this option.

     7. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.

     8. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company.

     9. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

     10. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of paragraph 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to he Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

     11. Optionee agrees that any claim, dispute or controversy arising out of, relating to, or in connection with this stock option agreement shall be settled by binding arbitration pursuant to the Commercial Arbitration Rules and the Supplemental Procedures for Large, Complex Disputes of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the award of the arbitration in any court having jurisdiction thereof.

          (a) The arbitrator shall apply Delaware law to the merits of any dispute or claim, without reference to rules of conflicts of law. The arbitration proceedings shall be governed by federal arbitration law, without reference to state arbitration law.

          (b) The Company and optionee shall each pay one-half of the costs and expenses of such arbitration, and each shall separately pay its counsel fees and expenses.

          (c) Optionee understands that nothing in this Section 11 modifies optionee's at-will status. Either optionee or the Company can terminate the employment relationship at any time, with or without cause.

     12. All certificates representing any shares in the Company acquired upon exercise of this Option shall be stamped or otherwise imprinted with legends in the following forms (in addition to any legends required under any other applicable Securities Laws):

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE OR OTHER GOVERNMENTAL SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY OTHER APPLICABLE CORPORATION SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION AND ITS OTHER STOCKHOLDERS AS PROVIDED IN THE BYLAWS OF THE CORPORATION.

Dated the [__________].

                              Very truly yours,

                              NAVIGATION TECHNOLOGIES CORPORATION


                              By
                                ------------------------------------
                                Duly authorized on behalf of the
                                Board of Directors



The undersigned:

     (a) Acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Administrative Code;

     (b) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

     (c) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of the following agreements only: [if none, so state]

                                     NONE


     (d) OPTIONEE HAS READ AND UNDERSTANDS SECTION 11, WHICH DISCUSSES ARBITRATION. OPTIONEE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, OPTIONEE AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF OPTIONEE'S RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THIS RELATIONSHIP.


                                     ----------------------------------
                                     Optionee


                           Address:
                                     ----------------------------------

                                     ----------------------------------

Attachments:

1988 Stock Option Plan
Regulation 260.141.11
Form of Exercise